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                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                            -------------------

                                 FORM 8-K

                              CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                            -------------------

       Date of Report (Date of earliest event reported): December 15, 1998


                 Advanta Automobile Receivables Trust 1998-1
          --------------------------------------------------------
           (Exact name of registrant as specified in its charter)


                                                             Application
            Delaware                    333-19733              Pending
  -----------------------------        ------------       -------------------
  (State or Other Jurisdiction         (Commission         (I.R.S. Employer
        of Incorporation               File Number)       Identification No.)


c/o Advanta Auto Finance Corporation
500 Office Center Drive, Suite 400
Fort Washington, Pennsylvania 19034                                  19034
------------------------------------                             ------------
     (Address of Principal                                        (Zip Code)
       Executive Offices)


             Registrant's telephone number, including area code:
             ---------------------------------------------------
                               (215) 444-4663

                                  No Change
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)


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  Item 5. Other Events

        In connection with the offering of Advanta Automobile Receivables Trust 1998-1 Asset-Backed Notes, Series 1998-1, described in a Prospectus Supplement dated as of June 25, 1998, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable

     (b)  Not applicable

     (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).


                                      2
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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               ADVANTA AUTOMOBILE RECEIVABLES TRUST 1998-1
                               (Registrant)



                               By: /s/ David Plante
                                 --------------------------
                               Name: David Plante
                               Title: President


Dated: December 21, 1998

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                            EXHIBIT INDEX

Exhibit No.        Description                        Page No.
----------         -----------                        --------

99.1               Related Computational Materials      5
                   (as defined in Item 5 above).

                                  4